Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with this Report on Form 10-Q for the three months ended September 30, 2013 (the “Report”) of WhiteHorse Finance, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jay Carvell, Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jay Carvell
Jay Carvell
Chief Executive Officer
November 13, 2013